Exhibit 99.2

To:	Holders of Conceptus, Inc.

5.00% Convertible Senior Notes due 2031

and

Wells Fargo Bank, National Association

Corporate Trust Services, MAC # E2818-176

707 Wilshire Boulevard, 17th Floor

Los Angeles, California 90017

Attention: Conceptus, Inc. Account Manager

Re:	Notice of Merger Event and Supplemental Indenture; Fundamental Change Company

Notice; and Notice of Make-Whole Fundamental Change

Reference is hereby made to the Indenture, dated as of December 23, 2011 (the “Indenture”), between Conceptus, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), relating to the Company’s 5.00% Convertible Senior Notes due 2031 (CUSIP No. 206016 AC1) (the “Notes”). Capitalized terms used but not defined in this notice shall have the meanings ascribed to such terms in the Indenture. A copy of the Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2011.

On April 28, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bayer HealthCare LLC (“Parent”), a Delaware limited liability company, and Evelyn Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”). A copy of the press release publicly announcing the execution of the Merger Agreement and a copy of the Merger Agreement were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2013.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser commenced a tender offer (such tender offer, as extended, amended and supplemented from time to time as permitted by the Merger Agreement, the “Offer”) on May 7, 2013 to purchase all of the outstanding shares of common stock of the Company, par value $0.003 per share (“Company Common Stock”) (which shares of Company Common Stock, are hereinafter referred to as the “Shares”), at a price of $31.00 per Share, payable net to the holder thereof in cash, without interest (such amount, the “Offer Price”), subject to any withholding of taxes required by applicable law. Purchaser consummated the Offer on June 5, 2013.

Following the consummation of the Offer, pursuant to the terms and conditions set forth in the Merger Agreement, on June 5, 2013, Purchaser merged with and into the Company, with the Company as the surviving corporation in the merger (the “Merger”), and each Share issued and outstanding immediately prior to the effective time of the Merger (other than (i) Shares held by Parent or any of its Subsidiaries, including Purchaser, or in the treasury of the Company to be cancelled pursuant to the Merger Agreement and (ii) Shares held by stockholders who properly exercise appraisal rights with respect to such Shares under Delaware law) was converted into the right to receive the Offer Price, payable net to the holder thereof in cash, without interest, subject to any withholding of taxes required by applicable law.

The consummation of the Merger constitutes a Merger Event and the consummation of the Offer and the Merger constitutes a Fundamental Change and a Make-Whole Fundamental Change under the Indenture. The effective date of each of the Merger Event and the Fundamental Change and the Effective Date of the Make-Whole Fundamental Change is June 5, 2013, the date of the consummation of the Offer and the Merger. As described below, the Indenture provides that, as a result of the Merger Event, the Company and the Trustee shall execute a supplemental indenture permitted under Section 10.01(f) of the Indenture to change each Holder’s right to convert Notes into a right (but not the obligation) to convert Notes for the Reference Property, which in this case will be the cash Offer Price per share. The Indenture further provides that, as a result of the Fundamental Change, each Holder of the Notes shall have the right to either require the Company to purchase its Notes or, alternatively, to surrender its Notes for conversion. In addition, as a result of the Make-Whole Fundamental Change, Holders who convert their Notes during the Make-Whole Fundamental Change Period (defined below) shall be entitled to convert their Notes at an increased conversion rate.

You should review this notice carefully and consult with your own financial, tax and legal advisors. You must make your own decision as to whether or not to surrender your Notes for purchase by the Company or to exercise your conversion rights, if at all, and, if so, the amount of Notes to surrender or convert. None of the Company, Bayer AG, Parent, Purchaser, the Trustee, the Paying Agent, the Conversion Agent or any of their respective affiliates is making any representation or recommendation to any Holder as to whether Holders should elect to require the Company to purchase their Notes or convert their Notes.

Notice of Merger Event, Record Date and Effective Date of the Merger and Date on which Stockholders are Entitled to Exchange Shares for Reference Property

The Merger constitutes a Merger Event under Section 14.07(a) of the Indenture. The date as of which the holders of Company Common Stock of record were determined for purposes of the Merger, the date on which the Merger became effective and the date as of which holders of Company Common Stock became entitled to exchange their Shares for the Reference Property as a result of the Merger is June 5, 2013.

SUPPLEMENTAL INDENTURE

Notice of Execution of Supplemental Indenture

Section 14.07 of the Indenture provides that, in connection with and as a result of the Merger, from and after 2:01 P.M. (Eastern) on June 5, 2013, the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 in principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Company Common Stock equal to the Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive upon such Merger Event, and that prior to or at the effective time of such Merger Event, the Company or the successor purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(f) providing for such change in the right to convert each $1,000 principal amount of Notes.

On June 5, 2013, the Company and the Trustee executed a supplemental indenture (the “Supplemental Indenture”) permitted under Section 10.01(f) of the Indenture and required by Section 14.07 of the Indenture as described above. The Supplemental Indenture provides that for all conversions that occur after the Effective Time in accordance with and subject to Article 14 of the Indenture, the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased pursuant to Section 14.03 of the Indenture, as described below under “Conversion Right—Conversion Rate and Make-Whole Adjustment”), multiplied by $31.00 per share, the Offer Price, less any applicable withholding taxes, and that the Company shall make such cash payment to converting Holders on the third Business Day immediately following the Conversion Date.

A copy of the Supplemental Indenture will be filed by the Company with the SEC as an exhibit to a Current Report on Form 8-K dated June 5, 2013.

FUNDAMENTAL CHANGE PURCHASE RIGHT

Notice of Effective Date of Fundamental Change, Fundamental Change Purchase Date and Fundamental Change Purchase Price

The effective date of the Fundamental Change resulting from the consummation of the Offer and the Merger is June 5, 2013. Pursuant to Section 15.02(a) of the Indenture, on June 25, 2013 (the “Fundamental Change Purchase Date”), each Holder has the right, at the Holder’s option, to require the Company to purchase for cash all of such Holder’s Notes, or any portion thereof that is a multiple of $1,000 principal amount, on the Fundamental Change Purchase Date, in accordance with and subject to the satisfaction of the Holder of the requirements set forth in Section 15.02 of the Indenture. The Company will purchase such Notes at a price (the “Fundamental Change Purchase Price”) equal to 100% of the principal amount of such Notes, plus any accrued and unpaid interest thereon, to, but excluding, the Fundamental Change Purchase Date.

In order to exercise the right to require the Company to purchase a Holder’s Notes, the Holder must surrender such Notes on or prior to the close of business on June 24, 2013, the Business Day immediately preceding the Fundamental Change Purchase Date. In order to withdraw Notes that have been previously surrendered for purchase, the Holder must submit a withdrawal notice on or prior to the close of business on June 24, 2013.

IMPORTANT: The Fundamental Change Purchase Price that you will receive if you validly exercise the Fundamental Change Purchase Right will be substantially less than the value that you would receive upon conversion of the Notes, as described below under “Conversion Right—Conversion Rate and Make-Whole Adjustment.”

Purchase Procedures

The Trustee has informed the Company that, as of the date of this notice, The Depository Trust Company (the “Depositary”) is the sole registered Holder of the Notes, all custodians and beneficial holders of the Notes hold the Notes through Depositary accounts and there are no Physical Notes. Under Section 15.02 of the Indenture, to surrender for purchase a beneficial interest in a Note represented by a Global Note, the Holder must, in addition to complying with any other rules and procedures of the Depositary, deliver (i) by book-entry transfer to the Paying Agent in compliance with the procedures of the Depositary, the interest in the Global Note to be purchased and (ii) a duly completed notice (a “Fundamental Change Purchase Notice”) in compliance with the Depositary’s procedures for surrendering interests in Global Notes prior to the close of business on June 24, 2013, the Business Day immediately preceding the Fundamental Change Purchase Date, stating:

•	the CUSIP number(s) of the Notes to be purchased;

•	the portion of the principal amount of the Notes to be purchased, which must be $1,000 or a multiple thereof; and

•	that such Notes are to be purchased pursuant to the applicable provisions of the Notes and the Indenture.

In addition, the Fundamental Change Purchase Notice must comply with appropriate Depositary procedures. The Paying Agent will promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice.

The Paying Agent and Conversion Agent is: Wells Fargo Bank, National Association

The Trustee is acting as the Paying Agent and Conversion Agent, and its address and telephone number are as follows:

Wells Fargo Bank, National Association

Corporate Trust Operations

608 2nd Ave South

MAC # N9303-121

Minneapolis, MN 55479

Telephone: 1-800-344-5128

Copies of this notice may be obtained from the Paying Agent and Conversion Agent at its address set forth above.

Further information about the Fundamental Change Purchase Price and the procedures a Holder must follow to tender Notes for purchase by the Company or withdraw a Fundamental Change Purchase Notice is contained in the Company’s Offer to Purchase, dated June 5, 2013, which is being distributed to Holders under separate cover. A copy of the Form of Fundamental Change Purchase Notice is attached hereto as Appendix A.

CONVERSION RIGHT

Notice of Effective Date of Make-Whole Fundamental Change, Make-Whole Fundamental Change Period, Conversion Rate and Make-Whole Adjustment

The Effective Date of the Make-Whole Fundamental Change resulting from the consummation of the Offer and the Merger is June 5, 2013. As an alternative to requiring the Company to purchase a Holder’s Notes and as described in the Company’s Notice of Convertibility and Anticipated Make-Whole Fundamental Change dated April 29, 2013 (the “Anticipated Fundamental Change Notice”), the Notes may be surrendered for conversion at any time from and after the date that is 40 Scheduled Trading Days prior to June 5, 2013, the anticipated Effective Date of the Make-Whole Fundamental Change set forth in the Anticipated Fundamental Change Notice, until June 24, 2013, the Business Day immediately preceding the Fundamental Change Purchase Date, in accordance with Section 14.01(b)(iii) of the Indenture. In addition, in accordance with Section 14.07 of the Indenture and Section 2.01 of the Supplemental Indenture, Holders who surrender their Notes for conversion from and after the Effective Time will receive solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date, multiplied by $31.00, the Offer Price per Share, less any applicable withholding taxes, and will not receive any Shares of Company Common Stock.

Any Notes with respect to which a Fundamental Change Purchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Fundamental Change Purchase Notice in accordance with the terms of the Indenture.

Conversion Rate and Make-Whole Adjustment

The Conversion Rate in effect immediately prior to the Make-Whole Fundamental Change is 60.8365 shares of Company Common Stock per $1,000 principal amount of Notes (the “Base Conversion Rate”), which equates to a Conversion Price of approximately $16.44 per Share. The Conversion Rate applicable to Notes that are surrendered for conversion during the period following the Effective Date of the Make-Whole Fundamental Change and ending at 5:00 p.m., New York City time, on June 24, 2013, the Business Day immediately preceding the Fundamental Change Purchase Date (such period, the “Make-Whole Fundamental Change Period”), will be increased pursuant to Section 14.03 of the Indenture (such increased Conversion Rate, the “Make-Whole Conversion Rate”). The number of Additional Shares to be received per $1,000 principal amount of Notes pursuant to Section 14.03 of the Indenture during the Make-Whole Fundamental Change Period is 1.0787 shares of Company Common Stock. Accordingly, during the Make-Whole Fundamental Change Period, the Make-Whole Conversion Rate is 61.9152 shares of Company Common Stock per $1,000 principal amount of Notes, which equates to an Make-Whole Conversion Price of approximately $16.15 per Share.

Upon the expiration of the Make-Whole Fundamental Change Period, the Conversion Rate will automatically, without further notice, return to the Base Conversion Rate. Accordingly, if any Holder fails to convert its Notes during the Make-Whole Fundamental Change Period, that Holder will lose its right to convert its Notes at the increased Make-Whole Conversion Rate, and the Notes will no longer be convertible unless and until another conversion trigger occurs.

The following table illustrates the approximate amount in cash per $1,000 principal amount of Notes that a Holder would receive if its Notes are (a) purchased by the Company through exercise of the Fundamental Change Purchase Right, (b) converted during the Make-Whole Fundamental Change Period at the Make-Whole Conversion Rate from and after the Effective Time or (c) converted at the Base Conversion Rate.

Fundamental Change Purchase Price (a)	Conversion at Make- Whole Conversion Rate (b)	Conversion at Base Conversion Rate (c)
$1,001.39	$1,919.37	$1,885.93

Contact information for the Conversion Agent is set forth above under “Fundamental Change Purchase Right.” Further information about the procedures that Holders must follow to convert their Notes, including information about interest payments and backup withholding, is contained in the Anticipated Fundamental Change Notice and incorporated herein by reference. A copy of the Form of Notice of Conversion is attached hereto as Appendix B.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Any document the Company files with the SEC may be read and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. The Company’s SEC filings also are available to the public at the SEC’s website at http://www.sec.gov.

The documents listed below (as they may be amended from time to time) contain important information about the Company and the Notes, and Holders should review these documents carefully before determining whether or not to convert their Notes as described in this notice:

•	the Company’s Annual Report on Form 10-K (as amended) for the year ended December 31, 2012, filed with the SEC on March 8, 2013 (as amended on April 26, 2013);

•	the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013, filed with the SEC on May 9, 2013;

•	the Company’s Current Reports on Form 8-K filed with the SEC on January 22, 2013, April 10, 2013 and April 29, 2013;

•

the description of the Company Common Stock set forth in the Company’s registration statement on Form 8-A (File No. 000-27596) filed with the SEC on December 26, 1995, including any amendment or reports filed for the purpose of updating such description;

•	the Indenture filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2011; and

•

all future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this notice (excluding any information furnished under Items 2.02 or 7.01 on any Current Report on Form 8-K or corresponding information furnished under Item 9.01 on any Current Report on Form 8-K or included as an exhibit thereto).

For more information about the Offer and the Merger, Holders should review the Schedule TO filed by Bayer AG, Parent and Purchaser on May 7, 2013 and the Schedule 14D-9 filed by the Company with the SEC on May 7, 2013, each as subsequently amended or supplemented. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2013.

In the event of conflicting information in the documents referred to above, the information in the latest filed documents should be considered correct. Holders should not assume that the information in this notice or any of the documents referred to above is accurate as of any date other than the date of the applicable document.

CONCEPTUS, INC.

June 5, 2013

***

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this communication, other than purely historical information, including estimates, projections and statements relating to the Company’s and Parent’s respective business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other risks and uncertainties pertaining to the business of the Company, including: dependence on sales of the Essure System; dependence on recommendations and endorsements by physicians; the ability of the Company to compete effectively against new and well-established alternative procedures, products, and technologies; the possibility that the Company’s marketing and advertising may not be successful; the possible failure of the Company’s intellectual property rights to provide meaningful commercial protection for the Essure System; disruptions of the Company’s manufacturing, supply or distribution operations; claims that the Company’s products infringe the intellectual property rights of others; patent litigation to which the Company is a party; and other risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012 (as amended) and the Company’s subsequent Quarterly Report on Form 10-Q for the three months ended March 31, 2013. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Appendix A

FORM OF FUNDAMENTAL CHANGE PURCHASE NOTICE

To: Conceptus, Inc.

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Conceptus, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Purchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or a multiple thereof) below designated, and (2) if such Fundamental Change Purchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Purchase Date.

In the case of Physical Notes, the certificate numbers of the Notes to be purchased are as set forth below:

Dated:

Signature(s)

Social Security or Other Taxpayer Identification Number

Principal amount to be repaid (if less than all): $ ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

A-1

METHOD OF DELIVERY

☐	CHECK HERE IF THE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to Depositary for the account of someone other than the person(s) whose signature appear(s) within this purchase notice.

Make payment to:

(DTC Account Number)

(Account Party)

A-2

Appendix B

FORM OF NOTICE OF CONVERSION

To: Conceptus, Inc.

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or a multiple thereof) below designated, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if sharesof Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in thename of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

B-1

Please print name and address

Principal amount to be converted (if less than all): $ ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

B-2

METHOD OF DELIVERY

☐	CHECK HERE IF THE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to Depositary for the account of someone other than the person(s) whose signature appear(s) within this conversion notice.

Make payment to:

(DTC Account Number)

(Account Party)

B-3